UNITED STATES
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        X
 Post-Effective Amendment No. 9                                                X
                                      and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                X
 Amendment No. 10

Matthew 25 Fund, Inc.
(Exact Name of Registrant as Specified in Charter)
605 Cloverly Avenue  Jenkintown, PA 19046
(Address of Principal Executive Offices)

215-884-4458
(Registrants Telephone Number)

Mark Mulholland      605 Cloverly Avenue  Jenkintown, PA 19046
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering:   As soon as practicable after the
effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box)
   [X] immediately upon filing pursuant to paragraph (b)
   [ ] on (date) pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)
   [ ] on (date) pursuant to paragraph (a) of rule 485




If appropriate, check the following box:
   [ ] This post effective amendment designates a new effective date for a previously filed post-effective amendment.





















                           Cross Reference Sheet


        INFORMATION REQUIRED                  LOCATIONS IN PROSPECTUS

Part A: PROSPECTUS
Item 1. Cover Pages Front and Back            .Cover Page and Back Page
Item 2. Summary of Risk/Return:               .THE FUND AND ITS INVESTMENT
        Investments, Risks and Performance     OBJECTIVE
Item 3. Summary of Risk/Return: Fees Table    .FUND EXPENSES
Item 4. Investment Objectives, Principal      .ADDITIONAL INFORMATION ABOUT
        Investment Strategies, and Related     INVESTMENT STRATEGIES
        Risks
Item 5. Management Discussion of the Fund's   .SEE PART B
        Performance
Item 6. Management, Organization,             .MANAGEMENT
        and Capital Structure
Item 7. Shareholder Information               .PRICING OF SHARES
Item 8. Distribution Arrangements             .NOT APPLICABLE
Item 9. Financial Highlights Information      .FINANCIAL HIGHLIGHTS


Part B:  STATEMENT OF ADDITIONAL INFORMATION
Item 10. Cover Page and Table of Contents
Item 11. Fund History
Item 12. Description of the Fund and
         Its Investments and Its Risks
Item 13. Management of the Fund
Item 14. Control Persons and Principal
         Holders of Securities
Item 15. Investment Advisory and Other
         Services
Item 16. Brokerage Allocation and
         Other Practices
Item 17. Capital Stock & Other Securities
Item 18. Purchase, Redemption & Pricing
         of Shares
Item 19. Underwriters                         Not Applicable
Item 20. Calculation of Performance Data
Item 22. Financial Statements


Part C:  OTHER INFORMATION
Item 23. Exhibits
Item 24. Persons Controlled by/or Under
         Common Control with the Fund
Item 25. Indemnification                     Indemnification
Item 26. Business & Other Connections of     Activities of Investment Adviser
         the Investment Adviser
Item 27. Principal Underwriters              Principal Underwriter
Item 28. Location of Accounts & Records      Location of Accounts & Records
Item 29. Management Services                 Not Applicable
Item 30. Undertakings                        Not Applicable







                              MATTHEW 25 FUND, INC.
                               605 Cloverly Avenue
                              Jenkintown, PA 19046
                                  888-M25-FUND
                                  215-884-4458



PROSPECTUS                                                      April 25, 2001


The Fund and Its Investment Objective
Matthew 25 Fund, Inc.("the Fund") is an open-ended, non-diversified, investment company that seeks long-term capital appreciation through investments in common stocks and/or securities convertible into common stocks. Income, through dividends or interest, will be a secondary objective.

It is important to note that the Fund's shares are not guaranteed or insured by the FDIC or any other agency of the U.S. government. As with any investment in common stocks, which are subject to wide fluctuations in market value, you could lose money by investing in the Fund.






             These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. SEC File Number for the Matthew 25 Fund is 811-07471.



























      TABLE OF CONTENTS                                       PAGE
The Fund and its investment objective                           Cover
The Fund's investment strategy                                  Cover
Risks of the Fund                                               1
Who should invest?                                              2
Who should not invest?                                          2
Yearly returns                                                  2
Fees and Fund expenses                                          2
Additional information about investment strategies
 and risk considerations                                        3
Non-diversification policy                                      3
Additional investment restrictions                              3
Management                                                      4
Investment adviser                                              4
Legal proceedings                                               5
Capitalization                                                  5
Voting rights                                                   5
Pricing of shares                                               5
Purchase of shares and reinvestment                             5
Initial investment                                              5
Subsequent purchase                                             5
Reinvestment                                                    6
Fractional shares                                               6
Officers and directors of the Fund                              6
Individual Retirement Accounts IRA's                            7
Pension, Profit-Sharing, 401-k plans                            7
Redemption of shares                                            7
Tax status                                                      7
Application                                                     8
Form W-9                                                        9
Portfolio turnover policy                                      10
Financial highlights                                           10
Annual and special meetings                                    Cover
Reports to shareholders                                        Cover
Custodian and transfer agent                                   Cover
IRA trustee                                                    Cover
Independent auditors                                           Cover























THE FUND AND ITS INVESTMENT OBJECTIVE
Matthew 25 Fund, Inc.("the Fund") is an open-ended, non-diversified, investment company that seeks long-term capital appreciation, through investments in common stocks and/or securities convertible into common stocks. Income, through dividends or interest, will be a secondary objective.

THE FUND'S INVESTMENT STRATEGY
The Fund blends Growth and Value Investing in its securities selection process. The Fund's adviser places great emphasis on valuing a business, which then leads to calculating a value for the company's securities. This information is then utilized, when buying or selling stocks, in order to increase the potential returns or to reduce the risk of price declines of the Fund's investments.

The four categories that the investment adviser evaluates in order to value a company and its securities, are as follows:
                Business Economics (Industry and Business Practices)
                Management Abilities
                Financial Condition
                Stock Price.
The Adviser believes that you make the most money by investing with the exceptional; accordingly, the adviser's search is for securities possessing the best combinations of a desirable business, with outstanding management and clean financials (low debt and sufficient working capital), and a market price that the adviser deems to be at or below its fair value. It is important to note that all of these categories change, albeit at different speeds. An attractive business is created over a long period and when such a business declines it will usually deteriorate slowly. Outstanding managers can provide many decades of leadership but may be gone tomorrow. Financial status should only improve over time with the right management and a good business. The most dynamic factor is price. The adviser believes that you can overpay, by some margin, for a great business because time will work in your favor; allowing you to earn high returns on your purchase as the fair value of your stock grows as the company grows. It is also the belief of the adviser that even a mediocre business at a cheap enough price can provide above average returns, although, the adviser does not like the "buy low and sell high" adage as much as "buy low and let it grow".

The Fund is willing to invest in the securities of companies with small, medium or large capitalization. In other words, the Fund is open to a large universe of public companies so that it may find stocks with the exceptional traits that the Fund desires. Whenever the adviser finds such an investment, the adviser may purchase this stock or its convertible securities with up to 25% of the Fund's total assets. The Fund's willingness to place a large percentage of its assets in a single stock does distinguish it from most other funds.

RISKS OF THE FUND
The Fund's return, as stock prices generally, may fluctuate within a wide range, so that an investor could lose money. Because the Fund invests a higher percentage of assets in fewer holdings than the average stock fund does, the Fund is subject to the risk of a price decline or loss due to a change in value of one, or a few of its stockholdings. An additional risk will be from the Fund's investments in small and medium capitalization (cap) stocks. Generally, these stocks have higher risks of business failure, lesser liquidity and greater volatility in market price. Due to these factors small and medium cap stocks have greater possibility of price decline or loss as compared to large cap stocks. Since the Fund may hold small, medium and large cap stocks it is riskier than a fund which holds only large cap stocks.

WHO SHOULD INVEST? Investors who are seeking potential long-term appreciation and are willing to own stocks, in a portfolio, selected and managed by the
                                       1
Fund's investment adviser. Long-term, as determined by management and the investment adviser, is at least three years.

WHO SHOULD NOT INVEST? Investors not willing to accept the risks of owning stocks in a managed portfolio. The Fund is not for investors seeking to trade the stock market for short-term fluctuations.

BAR CHART AND PERFORMANCE TABLE
The bar chart and table shown below provide an indication of the risks of investing in the Matthew 25 Fund by showing changes in the Fund's performance from year to year over a 5-year period and by showing how the Fund's average and annual returns for one through five years compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

 50%
 45%           40%
 40%           XX
 35%           XX
 30%           XX       26%
 25%    19%    XX       XX
 20%    XX     XX       XX
 15%    XX     XX       XX
 10%    XX     XX       XX             4%
  5%    XX     XX       XX      1%     XX
  0%    XX     XX       XX      XX     XX
- 5%
-10%

       1996    1997    1998    1999   2000
During the 5-year period shown in the bar chart the highest return for a quarter was 22.59% while the worst return for a quarter was -11.67%. These returns occurred in quarters ending December 31, 1998 and September 30, 1998, respectively.

                  Average Annual Total Returns for            5-Year Average
                  the year ending December 31, 2000              Annual
                                                           Compounded Returns
Matthew 25 Fund                3.62%                             16.93%
Value Line Index*              9.65%                             14.57%

*The Value Line Index is an unmanaged index of 1,617 common stock prices.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
 Maximum Sales Charge (Load) Imposed on Purchases                          None
 Maximum Deferred Sales Charge (Load)                                      None
 Maximum Sales Charge (Load) imposed on Reinvested Dividends               None
 Redemption Fee (as a percentage of amount redeemed, if applicable)        None
 Exchange Fee                                                              None
 Maximum Account Fee                                                       None
 IRA Trustee Fees**                                                        None
**
Each IRA with account value of $5,000 or more will not be charged IRA Trustee Fees. IRA's with less than $5,000 may be charged $40 annually for IRA Trustee Fees on the discretion of the Fund's Management or Directors.
                                      2
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fees (before fee waiver)*                                     1.00%
 Distribution [and/or Service](12b-1) Fees                                 None
 Other Expenses                                                           0.24%
 Total Annual Fund Operating Expenses (before fee waiver)*                1.24%
*
After a fee waiver, the actual Total Annual Fund Operating Expenses were 1.22%. Matthew 25 Management Corp., the Investment Adviser, voluntarily waived $6,010 of its Management Fees for 2000. Actual Management fees were 0.98%.


Example
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

 The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assures you that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 year          3 years         5 years         10 years
        $  126          $  393          $  681          $1,500

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES
AND RISK CONSIDERATIONS
There is no guarantee that the adviser's valuations are accurate. Even when a stock is purchased below its perceived fair value, there may be unforeseen changes in the business that may lead to a decline in value for the stock.

Non-diversification Policy: The Fund is classified as non-diversified, which means that it may invest a relatively high percentage of its assets in the obligations of a limited number of issues. The Fund, therefore, may be more susceptible than a more widely diversified fund to any single political, economic, or regulatory occurrence. The policy of the Fund, in the hope of achieving its objective as stated above, is one of selective investments rather than broad diversification. The Fund seeks only enough diversification for adequate representation among what it considers to be the most attractive securities and to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code (see Tax Status).

Foreign securities: While the fund normally invests in dometsic companies, it may also invest in stock of foreign comapnies. The Fund will usually limit its foreign investments to foreign companies that trade on U.S. exchanges or over the counter markets. Such companies will comply and register with the U.S. Securities and Exchange Commission. There may be less public information about a foreign company and the adviser may not be able to understand the company as well as a domestic company due to language and cultural barriers. Foreign investments may have added risks due to currency rates, expropriation, confiscating taxes, or political instability.

Defensive positions: Occasionally the Fund may take temporary defensive positions that would include all types of U.S. government obligations, and money market funds. Such a strategy would be in response to adverse market conditions or an inability to find securities that satisfy the adviser's price and quality standards. The Fund may not achieve its investment objective of long-term capital appreciation, whenever it is holding such defensive positions. Not only will such investments reduce the appreciation potential of the Fund, it will also increase the Fund's taxable income. These securities are generally not
                                     3
subject to credit risk but may be subject to interest rate and time risk.
Medium and long-term bonds that have fixed interest and principal payments will decline in price if interest rates for the same maturities rise.

The Fund may invest in special situations, such as the fixed income securities of a company in default. These securities would include secured or unsecured bonds, and preferred stocks. These defaults occur when a company misses a payment on its fixed income securities and may be under protection of Chapter 11 bankruptcy proceedings. Such investments, when made, are consistent with the Fund's goal of long-term capital appreciation, and satisfy the adviser's criteria of market price sufficiently below estimated fair value. Such investments should be seen as an equity substitute and not as a standard fixed income investment, since the bondholders or preferred stockholders may eventually receive stock in a reorganization. These securities are considered more risky than investments in companies with higher credit ratings, and may be less liquid. The adviser will select defaulted stocks and bonds of companies he believes will survive, and successfully restructure its defaulted securities, so that the value of these fixed income securities may increase in price as a result of such restructuring. Further deterioration in the operating business of the company in default or an incorrect valuation by the adviser may lead to a loss of money for these special situation investments.

ADDITIONAL INVESTMENT RESTRICTIONS
By-laws of the  Fund provide  the following fundamental investment restrictions:
The Fund may not, except by the approval of a majority of the outstanding shares; i.e. a) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less:
(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.
(b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
(c) Sell securities short.
(d) Invest in securities of other investment companies except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders.
(e) Invest over 25% of its assets at the time of purchase in any one industry.
(f) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies that deal in real estate or interests therein.
(g) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
(h) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
(i) Invest in companies for the purpose of acquiring control.
(j) The Fund may not purchase or retain securities of any issuer if those officers and directors of the Fund or its Investment Adviser owning individually more than 1/2 of 1% of any classes of security or collectively own more than 5% of such classes of securities of such issuer.
(k) Pledge, mortgage or hypothecate any of its assets.
(l) Invest in securities which may be subject to registration under the Securities Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
                                    4
(m) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
(n) Issue senior securities.

MANAGEMENT
INVESTMENT ADVISER

Matthew 25 Management Corporation
605 Cloverly Avenue
Jenkintown, PA 19046

The Matthew 25 Management Corp. is the Investment Adviser to the Fund and has continued this service since July 8, 1996. Mr. Mark Mulholland is the sole director and president of the Investment Adviser as well as serving as the president of the Fund. As president of the investment advisor he has direct responsibility for day-to-day management of the Fund's investment portfolio.

Mark Mulholland has a BA in Economics from Lafayette College. He has worked as a stockbroker, continuously, since February 14, 1983. Presently, he is a stockbroker and Senior Vice President with Boenning & Scattergood.

The current advisory agreement will continue on a year to year basis provided that approval is voted at least annually by the Fund's Board of Directors or by majority vote of the outstanding voting securities of the Fund, but in either event, it must also be approved by a majority of the Fund's directors who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940. Under the Agreement, the Matthew 25 Management Corp., the Adviser, will have full discretion and responsibility for the investment decisions in the Fund. The Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Matthew 25 Management Corp. In the event of its assignment, the Agreement will terminate automatically. For these services the Fund has agreed to pay to Matthew 25 Management Corp. a fee of 1% per year on the average net assets of the Fund. All fees are computed and accrued on the average daily closing net asset value of the Fund and are payable monthly. The Investment Adviser would forgo sufficient fees to hold the total expenses of the Fund to less than 2% of the first $10 million in averaged assets and 1.5% of the next $20 million.

Pursuant to its contract with the Fund, the investment adviser is required to pay all costs of travel and materials required in its research; this is in order that the adviser may fulfill its duty to buy, sell and hold securities, that the adviser deems to best satisfy the Fund's investment requirements. The adviser is to pay the salaries of the Fund's officers, directors or employees who are employees of the investment adviser. The Fund pays the following expenses, if any:
        .directors' fees
        .legal
        .accounting fees
        .interest
        .taxes
        .brokerage commissions
        .bookkeeping and record maintenance
        .operating its offices
        .transfer agent fees
        .custodian fees
                                  5
LEGAL PROCEEDINGS
As of the date of this prospectus, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

CAPITALIZATION
Description of Common Stock: The authorized capitalization of the Fund consists of 100,000,000 shares of common stock. The par value per share is set at $0.01 and each share has equal dividend, distribution and liquidation rights. There are no conversion or pre-emptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.

Voting Rights: Each holder of the Fund's common stock has one vote for each share held and fractional shares will have an equivalent fractional vote. Voting rights are non-cumulative, which means that the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, and the holders of the remaining shares will not be able to elect any person as a director.

PRICING OF SHARES
The Net Asset Value of the Fund's shares is determined as of the close of business of the New York Stock Exchange ("NYSE") for each business day of which the NYSE is open (presently 4:00 PM Monday through Friday). This, of course, is exclusive of any and all legal holidays the NYSE so honors by being closed for the day. The price is determined by dividing the market values of its securities, plus any cash and other assets, less all liabilities excluding par and surplus capital, by the number of shares outstanding. The market values, for securities listed on a national or regional exchange or on the National Association of Securities Dealers Automated Quotation (NASDAQ) market, are determined by the closing prices on the securites' primary market. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities' primary market. Short-term paper (debt obligations that mature in less than a year) are valued at amortized cost that approximates market value. The Fund may use fair value pricing only when market prices are unavailable.

PURCHASE OF SHARES AND REINVESTMENTS
The offering price of the shares offered by the Fund is at the Net Asset Value per share ("NAV") next determined after receipt of the purchase order, by the Fund. The Fund reserves the right, at its sole discretion, to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interests of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund with a check, money order or transfer wire made payable to the Matthew 25 Fund. For the convenience of investors, a Share Purchase Application form is provided with this Prospectus, as well as Form W-9. A signed Form W-9 is necessary to avoid mandatory withholding of Federal Taxes from dividends, distributions and redemptions. The minimum initial purchase, of shares, is $1,000; less may be accepted under especial circumstances. The Fund is registered in California, Delaware, District of Columbia (Washington DC), New Jersey, New York and Pennsylvania and therefore is restricted to residents of these states or district at the time of purchase. There will be no solicitation of other states' residents as potential shareholders until registration under the Blue Sky or Notification Laws of such states have been met.

Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable three business days after the purchase date. The minimum is $100, but less may be accepted under especial circumstances.
                                   6
Reinvestments: The Fund will automatically retain and reinvest dividends and capital gain distributions. Reinvestment, for the shareholder, will be at net asset value on the close of business on the distribution date. A Shareholder may at any time, by letter or forms supplied by the Fund, direct the Fund to pay the dividends and/or capital gains distributions to the shareholder in cash.

Fractional Shares: Shares will be issued up to three decimal places. The fund will maintain an account for each shareholder, of shares for which certificates have not been issued.

OFFICERS AND DIRECTORS OF THE FUND
Officers and Directors of the Fund, together with their addresses, principal occupations during the past five years and their ownership of the Fund are as follows:

                          Principal Occupation       Fund Shares        Percent
Name                Age   Past Five Years            Owned 4/04/01      of class

Steven D. Buck*      41   Partner Stevens & Lee         10,734.745         0.40%
 Esq. (Director)          Reading, PA

Philip J. Cinelli    41   Physician Family Practice     11,091.570         0.41%
 D.O.  (Director)         Bangor, PA

Samuel B. Clement    42   Stockbroker                    2,638.159         0.10%
 (Director)               Securities America
                          Berwyn, PA

Linda Guendelsberger 41   Partner Fishbein & Co P.C.     7,311.903         0.27%
 CPA (Director)           Elkins Park, PA

Ann Mulholland       42   Treasurer Matthew 25 Fund    123,615.653 **      4.62%
 CPA                      Jenkintown, PA

Mark Mulholland*     41   President Matthew 25 Fund    123,615.653 **      4.62%
 (Director)               Stockbroker(Boenning &
                          Scattergood, Paine Webber)
                          Jenkintown, PA

Scott A. Satell      38   Principal BPI                  7,686.724         0.29%
 (Director)               Bala Cynwyd, PA

* Directors of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940. Mark Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser. Mr. Buck is not an independent director as long as he or his law firm provides legal advice to the Fund for compensation. Fees paid to his firm in 2000 were $2,200.

** Mark & Ann Mulholland own 114,483.589 shares jointly, 1,880.079 in custodial accounts for their children, 1118.012 in Ann's IRA, and 6,133.973 in Mark's IRA.

INDIVIDUAL RETIREMENT ACCOUNTS
You may purchase shares for an individual retirement accounts ("IRA") including Roth IRA's, SEP's, and Simple IRA's. IRA investments are available for the following:
        .Regular contributions
        .Rollover of certain employer sponsored pension and profit-sharing plan distributions.
        .Transfers from other IRA's
                                  7
All assets are automatically invested in Fund shares, including all dividends and distributions paid on Fund shares within an IRA. There is an annual fee of $40.00 charged by the IRA Trustee, Delaware Charter Guarantee and Trust Co.
The Fund will pay the annual fee for accounts with a value of at least $5,000. Accounts below $5,000 in market value may be charged the $40.00 fee. This will be decided on an annual basis by the Fund's President or Directors. When the Fund pays the annual fees it will be part of the IRA expenses for the Fund. If the fees are charged to the IRA owners then the owner will have the option of paying the fee directly or have the fee charged to their IRA. There is a closing fee of $50.00 charged by Delaware Charter Guarantee & Trust Co. for the complete withdrawal of an IRA.

PENSION, PROFIT SHARING AND 401-K PLANS
Purchases of Fund shares through a business' retirement plans are available to the owners, officers and employees who participate in the retirement plans. The accounts will be registered under the name and tax identification of the pension, profit sharing and/or 401K plans.

REDEMPTION OF SHARES
The Fund will redeem all, or any part, of the shares for any shareholder who tenders a request for redemption, if the shares are held at the Fund. If share certificates have been issued, then the written notice of redemption must be accompanied with certificates that have been properly signed. In either case, proper endorsements guaranteed either by a national bank or a member firm of the New York Stock Exchange will be required, for withdrawals over $10,000, unless the shareholder is known by management. The redemption price is the net asset value per share next determined after the redemption notice is received by the Fund. The proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.

Payment by the Fund will ordinarily be made within four business days after tender. The Fund may suspend the right of redemption or postpone the date of payment for the following reasons:

        .The New York Stock Exchange is closed for other than customary weekend or holiday closings.
        .Trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or other authority.
        .The Securities and Exchange Commission or other authority has determined that an emergency exists making disposal of the fund's securities or valuation of net assets not practicable.
        .Other extraordinary events which may restrict the Fund from selling its securities or distributing its liquid assets.
The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind.

TAX STATUS
Under provisions of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, has been and intends to continue to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Internal Revenue Code, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund's assets may be in security holdings that exceed 5% of the total assets of the Fund at the time of purchase.


                                 8
                  MATTHEW 25 FUND SHARE PURCHASE APPLICATION
A)  Please fill out one of the following four types of accounts:

1) Individual Accounts and IRA's

   _________________  __  _______________________  _________________  __________
   First Name         MI  Last Name                Social Security #  Birth date

2) Joint Accounts

   _________________  __  _______________________  _________________  __________
   First Name         MI  Last Name                Social Security #  Birth date

   _________________  __  _______________________  _________________  __________
   First Name         MI  Last Name                Social Security #  Birth date

3) Custodial Accounts

   ______________________  __  ______________________
   Custodian's First Name  MI   Custodian's Last Name

   __________________  __  ______________________  _________________  __________
   Minor's First Name  MI  Minor's Last Name       Social Security #  Birth date
                                                       of  Minor
4) All Other Accounts

   ______________________________________________________  ____________________
   Account Title                                           Tax Identification #

   _____________________________________________________________________________
   (This line is for Account Title if additional space is necessary.)


B) Biographical and other information about the new account:


   Full Address:
    Number & Street ____________________________________________________________

    City_______________________________  State______  Zip Code__________________


   Citizen of_____________  Home Phone_________________  Bus Phone______________


   Dividend Direction:   Reinvest all distributions_________  Pay in Cash_______


Signature of Owner, Trustee or Custodian:    ___________________________________

Signature of Joint Owner (if joint account): ___________________________________


           Please make check payable to:     MATTHEW 25 FUND, INC.

Amount of Investment Attached  $______________ (Minimum initial purchase $1,000)

Please continue to next page

                                      9
FORM W-9
(Rev. December 2000)
Department of Treasury
Internal Revenue Service


                              REQUEST FOR TAXPAYER
                      IDENTIFICATION NUMBER AND CERTIFICATION

_______________________________________________________________________________
Name


_______________________________________________________________________________
Business name (if applicable)


_______________________________________________________________________________
Check appropriate box:
                          ___ Individual/Sole Proprietor        ___ Corporation
                          ___ Partnership                       ___ Other

_______________________________________________________________________________
Street Address


________________________________________________________________________________
City, State & Zip Code


________________________________________________________________________________




Part I - Taxpayer Identification Number (TIN)       Part II - Backup Withholding

Social Security Number ___ - __ - ____              Write "exempt" if you are
                                                    NOT subject to withholding
or
                                                    ___________________________
Employer ID Number     __ - _______

Part III - Certification
Under penalties of perjury, I certify that:
        1. The number shown on this form is my correct taxpayer identification number, and
        2. I am not subject to backup withholding because a) I am exempt from backup withholding, or b) I have not been notified by the IRS that I am subject ti backup withholding as a result of a failure to report all interest or dividends, or c) the IRS has notified me that I am no longer subject to backup withholding, and
        3. I am a U.S. person (including a U.S. resident alien)

Signature                                     Date


_____________________________________         _________________________________

                                    10
Distribution of any net, long-term, capital gains realized by the Fund this year will be taxable to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on tax Form W-9 supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Portfolio Turnover Policy: The Fund does not propose to purchase securities for short-term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate will not exceed 50%, wherein turnover is computed by dividing the lesser of the Fund's total purchases or sales of securities within the period by the average monthly portfolio value of the Fund during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate may substantially exceed 50%; this would only result from special circumstances and not from the Fund's normal operations.































                                     11
FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends & distributions). This information has been audited by Sanville & Company, whose report along with the Fund's financial statements, are included in [the SAI or Annual Report], which is available upon request.

For a Share Outstanding Throughout The Year

                                     For The Year Ended December 31
                               ______________________________________________
                               2000     1999       1998     1997      1996
Net asset value, beginning
   of year                   $ 10.55  $ 10.49    $  8.50   $ 6.11    $ 5.16
Income from investment
   operations
Net investment income (loss)   (0.01)   (0.03)     (0.02)    0.01      0.01
Net gains on securities both
   realized and unrealized      0.39     0.15       2.22     2.41      0.95
                              _______   _______    _______   _____    ______
Total from investment
   operations                  10.93     10.61     10.70     8.53      6.12

Less distributions
 Net investment income          0.00      0.00     (0.02)   (0.01)    (0.01)

Net realized gains
   on investments              (0.03)    (0.06)    (0.19)   (0.02)     0.00
                              _______   ________   _______  ______    ______
Net asset value, end
   of year                   $ 10.90   $ 10.55    $ 10.49   $  8.50   $  6.11
                             =========  ========   ========  ========  ========
Total return                    3.62%     1.08%     25.93%    39.65%    18.68%

Net assets, end of year
 (000's Omitted)             $27,050   $ 25,402   $ 21,327   $ 10,579  $ 1,420

Ratio of expenses, after
  expense reimbursement,
  to average net assets         1.22%      1.22%     1.26%      1.26%     1.34%

Ratio of investment income,
  net to average assets        (0.07)%    (0.24)%   (0.25)%     0.31%     0.44%

Portfolio turnover rate        30.80%    17.88%    30.64%      9.89%     2.52%

ANNUAL AND SPECIAL MEETINGS
Shareholders will meet annually to elect all members of the Board of Directors, select an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. Notification as to the time and place for the annual meeting will be sent to shareholders. The Directors are in turn responsible for determining that the Fund operates in accordance with its stated objectives, policies, and investment restrictions. The Board appoints officers to run the Fund and selects an Investment Adviser to provide investment advice (See Investment Adviser). It meets four times a year to review Fund progress and status. In addition, an independent director performs an independent audit
                                12
whenever the board requests one. The board may call a special meeting in order to allow shareholders to vote upon a pertinent matter.

REPORTS TO SHAREHOLDERS
The Fund sends, to all shareholders, annual reports containing audited financial statements after the end of the fiscal year, December 31st; financial statements that are not audited are sent after June 30th. The Fund will also send account statements to each shareholder at least quarterly.

CUSTODIAN & TRANSFER AGENT
The Fund acts as its own custodian and transfer agent.

IRA TRUSTEE
Delaware Charter Guarantee & Trust Co.
P.O. Box 8963
Wilmington, DE 19899

INDEPENDENT AUDITORS
Sanville & Company
1514 Old York Road
Abington, PA  19001

INVESTMENT ADVISER
MATTHEW 25 MANAGEMENT, CORP.
605 Cloverly Avenue
Jenkintown, PA 19046
888-M25-FUND
215-884-4458

SEC File Number for the Matthew 25 Fund is 811-07471

PROSPECTUS
MATTHEW 25 FUND INC.
605 Cloverly Ave.
JENKINTOWN, PA 19046
888-M25-FUND
215-884-4458
April 25, 2001


Why You Should Read This Prospectus and How to Obtain Additional Information? This Prospectus should be held for future reference. It is provided in order to help you decide if the Fund is the proper investment for you. The risks, objectives and strategy of the Matthew 25 Fund are explained within this prospectus. Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-6009. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may also obtain additional information about the Fund by calling or writing the Fund at the address or phone numbers provided at the top of this page.





                                    13
                           MATTHEW 25 FUND, INC.
                           605 CLOVERLY AVENUE
                           JENKINTOWN, PA 19046
                               888-M25-FUND
                               215-884-4458


                                  Part B
                      STATEMENT OF ADDITIONAL INFORMATION

                               April 25, 2001

This Statement is not a prospectus, but should be read in conjunction with the Fund's current prospectus dated April 25, 2001. To obtain the Prospectus, please write or call the Fund. The address and phone numbers are shown above.


TABLE OF CONTENTS
Fund History.........................................................2
Description of the Fund and Its Investments and Risks................2
 Objective...........................................................2
 Security Selection Criteria.........................................2
More on Risks of Specific Strategies of the Fund.....................2
 (a)U.S. Government and Agency Bonds.................................2
 (b)Special Situations...............................................3
 (c)Foreign Securities...............................................3
General Risks of the Fund............................................3
 Portfolio Turnover Policy...........................................4
 Non-diversification Policy..........................................4
Additional Fund Policies.............................................4
Management of the Fund...............................................5
 Compensation of Directors and Officers..............................5
Principal Holders of Shares..........................................5
 Major Shareholders..................................................5
 Management Ownership................................................6
Investment Adviser...................................................6
 Advisory Fees.......................................................7
Brokerage............................................................7
Capitalization.......................................................8
 Voting Rights.......................................................8
Purchase of Shares and Reinvestment..................................8
 Initial Investment..................................................8
 Subsequent Purchases................................................8
 Reinvestment........................................................8
 Fractional Shares...................................................9
Pricing of Shares....................................................9
Tax Status...........................................................9
 IRA.................................................................9
 SEP IRA............................................................10
 Roth IRA...........................................................10
Calculation of Performance Data.....................................10
Financial Statements................................................11







                                      1
FUND HISTORY
MATTHEW 25 FUND, INC. (also referred to as the "Fund") was incorporated in Pennsylvania on August 28, 1995. The initial seed money of $100,000 was invested by Mark and Ann Mulholland on October 16, 1995. The Fund did not accept investments from the public until October 1996 and has operated solely as an Investment Company since inception. The Fund's registered office is in Jenkintown, Pennsylvania; mail may be addressed as follows:
                             Matthew 25 Fund, Inc.
                             605 Cloverly Avenue
                             Jenkintown, PA 19046.
Mr. Mark Mulholland is president of the Fund. He has direct responsibility for day to day management of the Fund and continued registration and compliance with the Securities and Exchange Commission. Mark Mulholland has a BA in Economics from Lafayette College. After college he became a stockbroker with Advest Inc. on February 14, 1983. He moved to Paine Webber Inc. in 1988 where he built his practice to manage over $80,000,000 in assets for about 800 clients. Mr. Mulholland desired to apply his investment expertise toward managing a public no-load mutual fund, and to that end approached the management of the Valley Forge Fund for advice and assistance. He desired to manage a fund with an emphasis on the pursuit of long-term capital gains. With the assistance of Bernard Klawans of the Valley Forge Fund, Mr. Mulholland formed the Matthew 25 Fund in 1995. The Fund initially used the Valley Forge Fund's Officers, Board of Directors, Investment Adviser, with the intent to have Mr. Mulholland utilize his Investment Adviser concern and select his own Board of Directors, when he was prepared. On July 8, 1996, the first meeting of the Fund's shareholders was held to permit Matthew 25 Management Corporation to begin its duties as Adviser to the Matthew 25 Fund, Inc. and to install a new Board of Directors to oversee operations. This was done with the complete cooperation and support of all Valley Forge Fund associated personnel. Mr. Klawans and the Valley Forge Board of Directors were compensated for their services. There are no other financial arrangements or benefits, including services and/or "soft dollars", between the Valley Forge Fund and its representatives, and the Matthew 25 Fund.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
Objective: Matthew 25 Fund, Inc.("the Fund") is an open-ended, non-diversified, investment company that seeks long-term capital appreciation, through investments in common stocks and/or securities convertible into common stocks. Income, through dividends or interest, will be a secondary objective.

Security Selection Criteria: Criteria used by the Adviser in recommending purchases of securities will be based on the Business Economics, Management Quality, Financial Condition and Security Price of each business.

MORE ON RISKS OF SPECIFIC STRATEGIES OF THE FUND:
(a) U.S. Government and Agency Bonds
The adviser does not intend to invest in U.S. government bonds on a regular basis or for long periods of time. It does wish to have the authority to do so as a defensive strategy. There may be times when the returns on such bonds may be more attractive than the returns on money market or other short-term interest accounts. Also, due to drastic price changes in the stock or bond markets, there may be times the adviser would feel that the U.S. government or agency bonds offer a better return potential and/or lower risk scenario than stocks. Besides increasing the taxable income to the Fund's shareholders, there is historical evidence that bonds provide lower total returns than stocks over the long-term. In addition, there have been periods in the past, and very likely will be in the future, when the U.S. government and its agency's bonds have generated negative total rates of return. Therefore, in the event that the Fund uses such an investment strategy, it will likely be used for a short or intermediate period.
                                       2
(b) Special Situation Investments
The Fund may invest in special situations, such as the fixed income securities of a company in default. These securities would include secured or unsecured bonds, and preferred stocks. These defaults occur when a company misses a payment on its fixed income securities and may be under protection of Chapter 11 bankruptcy proceedings. Such investments, when made, are consistent with the Fund's goal of long-term capital appreciation, and satisfy the adviser's criteria of market price sufficiently below estimated fair value. Such investments should be seen as an equity substitute and not as a standard fixed income investment. These securities are considered more risky than investments in companies with higher credit ratings, and may be less liquid. The adviser will select defaulted stocks and bonds of companies he believes will survive, and successfully restructure its defaulted securities, so that the value of these fixed income securities may increase in price as a result of such restructuring. Further deterioration in the operating business of the company in default or an incorrect valuation by the adviser may lead to a loss of money for these special situation investments.

The securities of company's in default appear to be very risky, however, its securities may offer very low long-term price risk, with high reward potential. An example would be a viable operating company, with too much debt so that it is forced to file for Chapter 11 Protection in order to restructure its excessive debt load. Through its research, the adviser feels the debt will only receive 10 cents on the dollar, however, some of its debt, in the form of public bonds, trades at 2-5 cents on the dollar. Depending on the confidence of its analysis and its estimation of the length of time for reorganization, the adviser may wish to invest in the defaulted bonds. Such special situation investments may have large spreads in the buy and sell price of its securities due to low liquidity and thus, may be more expensive to trade than a more liquid security. These investments are made for a specific price target, therefore, if achieved, will be sold, increasing the portfolio turnover. This turnover may increase the fund's costs due to the costs of selling, and potential taxes for the Fund's shareholders. There is greater time risk in these securities because the upside values are usually limited, to face value or less, therefore the rate of return declines the longer it takes for restructuring or receipt of back payments.

(c) Foreign securities
The Fund will usually limit its foreign investments to foreign companies that trade on U.S. exchanges or over the counter markets. Such companies will comply and register with the U.S. Securities and Exchange Commission. There may be less public information about a foreign company and the adviser may not be able to understand the company as well as a domestic company due to language and cultural barriers. Foreign investments may have added risks due to currency rates, expropriation, confiscating taxes, or political instability.

GENERAL RISKS OF THE FUND:
The Fund's return, as stock prices generally, may fluctuate within a wide range, so that an investor could lose money over a period of time. Since the Fund invests a higher percentage of assets in fewer holdings than the average stock fund does, the Fund is subject to the risk of underperformance, due to weakness in one or a few of its stocks.

Risks associated with the Fund's performance will be those due to broad market declines and business risks from difficulties which occur to particular companies while in the Fund's portfolio. It must be realized, as is true of almost all securities, there can be no assurance that the Fund will obtain its ongoing objective of capital appreciation.


                                   3
Portfolio Turnover Policy: The Fund does not propose to purchase securities for short-term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate will not exceed 50%, wherein turnover is computed by dividing the lesser of the Funds total purchases or sales of securities within the period of the average monthly portfolio value of the Fund during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substantially exceed 50%; this would only result from special circumstances and not from the Fund's normal operations.

Non-diversification Policy: The Fund is classified as non-diversified, which means that it may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. The Fund, therefore, may be more susceptible than a more widely diversified fund to any single, economic, political, or regulatory occurrence. The policy of the Fund, in the hope of achieving its objective as stated above, is, therefore, one of selective investments rather than broad diversification. The Fund seeks only enough diversification for adequate representation among what it considers to be the best performing securities and to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code.

ADDITIONAL FUND POLICIES
By-laws of the Fund provide the following fundamental investment restrictions; The Fund may not, except by the approval of a majority of the outstanding shares; i.e. a) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less:
(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.
(b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
(c) Sell securities short.
(d) Invest in securities of other investment companies except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders.
(e) Invest over 25% of its assets at the time of purchase in any one industry.
(f) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies that deal in real estate or interests therein.
(g) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
(h) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
(i) Invest in companies for the purpose of acquiring control.
(j) The Fund may not purchase or retain securities of any issuer if those officers and directors of the Fund or its Investment Adviser owning individually more than 1/2 of 1% of any classes of security or collectively own more than 5% of such class of securities of such issuer.
(k) Pledge, mortgage or hypothecate any of its assets.
(l) Invest in securities, which may be subject to registration under the Securities Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
(m) Invest  more than 5% of the total Fund assets, taken at  market value at the
                                      4
    time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
(n) Issue senior securities.

MANAGEMENT OF THE FUND
Officers and Directors of the Fund: The following list shows the officers and directors with their ages, addresses, positions at the Fund, principal occupations during the past five years, and their compensation from the Fund:

                          Principal Occupation                  Compensation &
Name                Age   Past Five Years                       Director's Fees

Steven D. Buck*      41   Partner Stevens & Lee                 $ 2,000.00
 Esq. (Director)          Philadelphia, PA

Philip J. Cinelli    41   Physician Family Practice             $ 2,000.00
 D.O.  (Director)         Bangor, PA

Samuel B. Clement    42   Stockbroker Securities America        $ 2,000.00
 (Director)               Berwyn, PA
                          Stockbroker Legg Mason
                          Bryn Mawr, PA

Linda Guendelsberger 41   Partner Fishbein & Co P.C.            $ 2,000.00
 CPA (Director)           Elkins Park, PA

Ann Mulholland       42   Treasurer Matthew 25 Fund             $     0.00
 CPA                      Jenkintown, PA

Mark Mulholland*     41   President Matthew 25 Fund             $     0.00
 (Director)               Stockbroker Boenning&Scattergood
                          Stockbroker PaineWebber
                          Jenkintown, PA

Scott A. Satell      38   Principal  BPI                        $ 2,000.00
 (Director)               Bala Cynwyd, PA

* Directors of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940. Mark Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser. Mr. Buck is not an independent director as long as he or his law firm provides legal advice to the Fund for compensation. Fees paid to his firm in 2000 were $2,200.

COMPENSATION OF DIRECTORS AND OFFICERS
Each director, except Mark Mulholland, was paid $2,000 in shares of the Matthew 25 Fund in 2000. The Fund intends to pay at least $2,000 to the directors in shares of the Fund in 2001. The exact amount will be determined later. Mark Mulholland will receive benefit from the investment advisory fees payable to Matthew 25 Management Corp. and, therefore, will not be eligible to receive directors' fees or salary as president as long as his firm acts as the Investment Adviser.

PRINCIPAL HOLDERS OF SECURITIES
Major Shareholders: As of April 4, 2001, shareholders on record who own 5% or more of the outstanding shares of the Fund are as follows:

Name                    Address                             Percentage ownership
R. Neff                 Radnor, Pennsylvania                              23.99%

                                      5
Management Ownership: Officers and directors of the Fund and their ownership of the Fund, as of April 4, 2001, are as follows:

                      Fund Shares        Percent
Name                  Owned 4/4/01      of class

Steven D. Buck*       10,734.745         0.40%
 Esq. (Director)

Philip J. Cinelli     11,091.570         0.41%
 D.O.  (Director)

Samuel B. Clement      2,638.159         0.10%
 (Director)

Linda Guendelsberger   7,311.903         0.27%
 CPA (Director)

Ann Mulholland       123,615.653 **      4.62%
 CPA

Mark Mulholland*     123,615.653 **      4.62%
 (Director)

Scott A. Satell        7,686.724         0.29%
 (Director)

* Directors of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940. Mark Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser. Mr. Buck is not an independent director as long as he or his law firm provide legal advice to the Fund for compensation. Fees paid to his firm in 2000 were $2,200.

** Mark & Ann Mulholland own 114,483.589 shares jointly, 1,880.079 in custodial accounts for their children, 1118.012 in Ann's IRA, and 6,133.973 in Mark's IRA.

INVESTMENT ADVISER

Matthew 25 Management Corporation
605 Cloverly Avenue
Jenkintown, PA 19046

The Matthew 25 Management Corp. is the Investment Adviser to the Fund and has continued this service since July 8, 1996. Mr. Mark Mulholland is the sole director and president of the Investment Adviser as well as serving as president of the Fund. As president of the investment advisor he has direct responsibility for day-to-day management of the Fund's investment portfolio. The current advisory agreement will continue on a year-to-year basis provided that approval is voted at least annually by the Fund's Board of Directors or by majority vote of the outstanding voting securities of the Fund, but in either event; it must also be approved by a majority of the Fund's directors, who are neither parties to the agreement, nor interested persons as defined in the Investment Company Act of 1940. Under the Agreement, the Matthew 25 Management Corp., the Adviser, will have full discretion and responsibility for the investment decisions in the Fund. The Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, on not more than 60 days written notice to the Matthew 25 Management Corp. In the event of its assignment, the Agreement will terminate automatically. For these services the
                                    6
Fund has agreed to pay to Matthew 25 Management Corp. a fee of 1% per year on the average net assets of the Fund. All fees are computed and accrued on the average daily closing net asset value of the Fund and are payable monthly. The Investment Adviser would forgo sufficient fees to hold the total expenses of the Fund to less than 2% of the first $10 million in averaged assets and 1.5% of the next $20 million. The Board of Directors selected these ratios because they are believed to meet the most restrictive state requirements.

Pursuant to its contract with the Fund, the investment adviser is required to pay all costs of travel and materials required in its research; this is in order that the adviser may fulfill its duty to buy, sell and hold securities, that the adviser deems to best satisfy the Fund's investment requirements. The adviser is to pay the salaries of the Fund's officers, directors or employees who are employees of the investment adviser. The Fund pays the following expenses, if any:
        .directors' fees
        .legal
        .accounting fees
        .interest
        .taxes
        .brokerage commissions
        .bookkeeping and record maintenance
        .operating its offices
        .transfer agent fees
        .custodian fees


Advisory Fees: The advisory fees to the current adviser, for the last three years, are as follows:

        YEAR            ADVISORY FEE    AMOUNT WAIVED   NET ADVISORY FEE
        1996            $  3,840        $  3,840        $      0
        1997            $ 59,845        $ 19,543        $ 40,302
        1998            $156,612        $  9,615        $146,997
        1999            $234,921        $  7,541        $227,380
        2000            $260,397        $  6,010        $254,387

BROKERAGE
The Fund requires all brokers to effect transactions of portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price. The Fund will place all orders for purchases and sales of its portfolio securities through the Fund's President who is answerable to the Fund's Board of Directors. In accordance with Rule 17E-1, if the Fund's President is also a registered representative of a New York Stock Exchange or NASDAQ Member Firm, he may place orders through his concern at as low commission rates as possible but never to exceed rates that are higher than would be available through any other national brokerage firm. The Directors will review each transaction when a commission is generated at a brokerage firm that is affiliated with the Fund's President or Adviser and determine if the commission paid appears reasonable.
In the event that the Board determines that any or all of the commissions paid are higher than what they determine as reasonable, then the Board will reduce the fees paid to the Adviser by an amount equal to the commissions deemed unreasonable. This review must be done at least quarterly. The Fund's President may select other brokers whom in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. No effort will be made in any given circumstances to determine the value of these services or the amount they might have reduced adviser expenses.
                                  7
Other than as set forth above, the Fund has no fixed policy, formula, method or criteria which it uses in allocating brokerage business to brokers furnishing these materials and services. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid to brokers not affiliated with the President or Adviser at least semiannually.

Mark Mulholland is a stockbroker with Boenning&Scattergood, Inc. and has been since July 8, 1996. The following table shows the commissions paid, by the Fund, to Boenning&Scattergood:
        YEAR            BOENNING&SCATTERGOOD COMMISSIONS
        1996                    $  9,909
        1997                    $ 20,494
        1998                    $ 27,520
        1999                    $ 16,302
        2000                    $ 14,801
CAPITALIZATION
Description of Common Stock: The authorized capitalization of the Fund consists of 100,000,000 shares of common stock. The par value per share is set at $0.01 and each share has equal dividend, distribution and liquidation rights. There are no conversion or pre-emptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.

Voting Rights: Each holder of the Fund's common stock has one vote for each share held and fractional shares will have an equivalent fractional vote. Voting rights are non-cumulative, which means that the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, and the holders of the remaining shares will not be able to elect any person as a director.

PURCHASE OF SHARES AND REINVESTMENTS
The offering price of the shares offered by the Fund is at the Net Asset Value per share ("NAV") next determined after receipt of the purchase order, by the Fund. The Fund reserves the right, at its sole discretion, to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interests of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund with a check, money order or transfer wire made payable to the Matthew 25 Fund. For the convenience of investors, a Share Purchase Application form is provided with this Prospectus, as well as Form W-9. A signed Form W-9 is necessary to avoid mandatory withholding of Federal Taxes from dividends, distributions and redemptions. The minimum initial purchase, of shares, is $1,000; less may be accepted under especial circumstances. The Fund is registered in California, Delaware, District of Columbia (Washington DC), New Jersey, New York and Pennsylvania and therefore is restricted to residents of these states and district at the time of purchase. There will be no solicitation of other states' residents as potential shareholders until registration under the Blue Sky or Notification Laws of such states have been met.

Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable three business days after the purchase date. The minimum is $100, but less may be accepted under special circumstances.

Reinvestments: The Fund will automatically retain and reinvest dividends and capital gain distributions. Reinvestment, for the shareholder, will be at net asset value on the close of business on the distribution date. A Shareholder may at any time, by letter or forms supplied by the Fund, direct the Fund to pay the dividends and/or capital gains distributions to the shareholder in cash.
                                      8
Fractional Shares: Shares will be issued up to three decimal places. The fund will maintain an account for each shareholder, of shares for which certificates have not been issued.

PRICING OF SHARES
The Net Asset Value of the Fund's shares is determined as of the close of business of the New York Stock Exchange ("NYSE") for each business day of which the NYSE is open (presently 4:00 PM Monday through Friday). This, of course, is exclusive of any and all legal holidays the NYSE so honors by being closed for the day. The price is determined by dividing the value of its securities, plus any cash and other assets, less all liabilities excluding par and surplus capital, by the number of shares outstanding. The market value, for securities listed on a national or regional exchange or on the National Association of Securities Dealers Automated Quotation market(NASDAQ), is determined by its closing trade price on the securites' primary market. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities' primary market. Short-term paper (debt obligations that mature in less than a year) are valued at amortized cost that approximates market value. The Fund may use fair value pricing only when market prices are unavailable.

TAX STATUS
Under provisions of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, has been and intends to continue to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Internal Revenue Code, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities transactions and no more than 50% of the Fund's assets may be in security holdings that exceed 5% of the total assets of the Fund at the time of purchase.

Distribution of any net long-term capital gains realized by the Fund this year will be taxable to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on tax Form W-9 supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Individual Retirement Account: Persons who earn compensation and are not active participants (and who do not have a spouse who is an active participant) in an employer maintained retirement plan may establish Individual Retirement Accounts
(IRA) using Fund shares. Annual contributions, limited to the lesser of $2,000 or 100% of compensation, are tax deductible from gross income. This IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes within certain specified limits. All individuals may make nondeductible IRA contributions to separate accounts to the extent that they are not eligible for a deductible contribution.
                                      9
Earnings within the IRA are reinvested and are tax-deferred until withdrawals begin. The maximum annual contribution may be increased to $4,000 if you have a spouse who earns no compensation during the taxable year. A separate and independent Spousal IRA must be maintained. You may begin to make non-penalty withdrawals as early as age 59 1/2 or as late as age 70 1/2. In the event of death or disability, withdrawals may be made before age 59 1/2 without penalty.

Simplified Employee Pension: Employers may use the Fund to establish Simplified Employee Pension (SEP) IRA's for each qualifying employee. Deductible contributions may be made by the employer through a SEP IRA, which meets the requirements of section 408(k) of the code. An employer may contribute up to the lesser of 15% of your calendar year compensation or $22,500.

Roth IRA: Individuals may use the Fund for contributions to a Roth IRA. Contributions to a Roth IRA are not deductible and are limited to the same amounts allowable for regular IRA's. In addition, there are income limitations that must be met in order to contribute to a Roth IRA. However, all withdrawals from a Roth IRA are not included in income if it is a "qualified distribution". Qualified distributions are to be made no sooner than the fifth tax year after the year the Roth IRA contribution is made, and the individual must be age 59.5, or for the events of death, disability or first home purchase (maximum $10,000).

U.S. Treasury Regulations require a Disclosure Statement. This Statement describes the general provisions of the IRA and is forwarded to all prospective IRA's. The Fund will pay the setup fees charged by the trustee. There is an annual fee of $40.00 charged by the IRA Trustee, Delaware Charter Guarantee and Trust Co. The Fund will pay the annual fee for accounts with a value of at least $5,000. Accounts below $5,000 in market value may be charged the $40.00 fee. This will be decided on an annual basis by the Fund's President or Directors. When the Fund pays the annual fees it will be part of the IRA expenses for the Fund. If the fees are charged to the IRA owners then the owner will have the option of paying the fee directly or have the fee charged to their IRA. All IRA's may be revoked within seven days of their establishment with no penalty. There is a closing fee of $50.00 charged by Delaware Charter Guarantee and Trust Company for the complete withdrawal of an IRA.

CALCULATION OF PERFORMANCE DATA
The Fund's average annual total returns are calculated using the following
formula:                             n
                                P(1+T) =ERV
                WHERE:
                P    = a hypothetical initial payment of $1,000
                T    = average annual total return
                n    = number of years
                ERV  = ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).























                               MATTHEW 25 FUND, INC.

                                 1-888-M25-FUND

                                 ANNUAL REPORT

                                December 31, 2000







Investment Advisor
Matthew 25 Management Corp.


Auditors
Sanville & Company





























Dear Shareholders of Matthew 25 Fund, Inc.,

   Our Matthew 25 Fund managed a positive return of 3.62% for the year 2000. This brings our five years cumulative return to 118.6%, which is an average annual compounded return of 16.93%, without any down years. This past year was a difficult year for stock investments with most indices ending down for the year. The causes of this were the growing fear of recession and the correcting of high prices within certain sectors, such as technology stocks.
We should be able to survive an economic slow down because of the underlying strength of our economy along with positive fiscal policies such as the Fed cutting interest rates and the Legislature potentially establishing a broad tax-cut. Fair pricing and the value of securities are often discussed but not often clarified. I will try to explain briefly how I use valuing within our Fund.
   First be aware that there are three techniques to "Pricing or Valuing" an investment. These are as follows:
        Historical Value
	Relative Value
	Intrinsic Value
   Historical Value is simply comparing prices over time, for the same investment. Company X sold at $50 last year and now it sells at $25. This is a rudimentary analysis with only minimal merit.  Next is Relative Value, which
is useful when comparing different assets.   An example would be when your
neighbor sells her home then you may use her sale price as a way to value your home. The more similar the investments are then the more accurate the comparative valuation should be. However, Relative valuation can be effectively used to compare distinct investments such as a private company to a public company or an investment in a bond instead of a stock. This is a valid technique.
   Intrinsic Value is the most important paradigm, but it also gives analysts the most consternation. The easiest task is remembering that intrinsic value of any investment is simply the net present value of its discounted future cash flows. The difficulty is figuring the cash flow stream, its growth if any, and the appropriate discount rate. This would be an exact price if we knew the future precisely. But since we never know the future, we need to continually calculate value to the best of our knowledge. The more conservative you are in your estimates, then the greater the margin of safety you will have built into your valuation. This process is a guesstimate at best; however, it helps to remember the words of A. P. Giannini the founder of Bank of America, "It doesn't matter if you don't always hit the exact bull's eye. The other rings in the target score points, too."
   The Schedule of Investments in Securities, within the financial statements, will show you the stocks that we own through our fund. It also shows the value of each stock and the profit or loss of this ownership from purchase date until year-end 2000. What it doesn't show you is why each stock is in our fund. In the table below I will grade each company and provide some insights on its value as an investment. In addition, I have added the stock's percentage price change for the year. The four categories that I use to evaluate a company are its Business, Management, Financial Condition, and Price. The grades are the same as in academia, with an "A" for outstanding, a "B" for very good, a "C" for average, a "D" for poor, and a "F" for failure. I believe that you make the most money in the extremes. As the Investment Adviser, my search is for the exceptional business, with outstanding managers, with low debt, and available at a great price. In other words, I am trying to find securities with as many high grades for each category as possible. The investments that best satisfy these elusive criteria are as follows:




                  2000
Security         Price Change   Business     Management    Financial      Price
Advanta         -52%              B               A           D             A
Advanta suffered a setback when the government changed the rules in the sub-prime mortgage business. Advanta responded by selling this business and decided to focus on its small business credit cards operations. Advanta has smart management, who has treated shareholders well. There is credit risk being in the finance industry, however, its price is undervalued from many measures. Most importantly, it is a cheap growth stock. I believe this investment will provide us a high return over the next few years.

Advanced Micro
Devices         -5%               B                A          B+            A
AMD is a semiconductor manufacturer. It gained market share against its arch rival, Intel. This stock was purchased during the year because its Relative Value as compared to Intel was so great, while it offered high Intrinsic Value with a PE ratio around 5 and an expected growth rate over 10%.

Berkshire
Hathaway        +27%              A                A+         A             B
Berkshire is run by the best business mind in the country, Warren Buffett.
His strategy, for the past few years, has been the acquisition of whole companies. Its intrinsic value continues to grow and its stock is underpriced.

Commonwealth
Bancorp         -7%               B                A          C             B+
This bank continues to use excess capital to buy back stock. I don't know of another bank that has bought back as large a percentage of its stock in the past four years. It also continues to improve its earnings, which also improves its value.

Freddie
Mac             +46%              A+               B          B             B
Earnings were up 15% this year. Greatest risk is that of the government changing the rules. Therefore, I will reduce our percentage holding in Freddie whenever price gets above 20 PE ratio. Wonderful business under existing government regulations that give advantages to Freddie and Fannie Mae.

Home
Depot           -34%              A+               A+         A             C
Long-term outlook for company remains positive. I had sold some shares early in the year because its stock was over priced. From April to October Home Depot's stock declined from $70 to $35. During this decline I repurchased shares. At prices in the mid-thirties will probably buy more shares for our Fund. Plan to hold current position for awhile.

Intel           -27%              A                A+         A             D
Sold some shares as price rose during the year. Discovered that Intel was overstating earnings with capital gains. Business is still dominant in an attractive industry, but the stock is still on the high side. I will likely hold position but may sell on strength.

Lindsay         +24%              B                A          A             C
Lindsay is a maker of farm irrigation equipment. The company ran the business extremely well in a difficult year for the farm industry. This was the second up year for the stock, while profits had not increased until the 4th quarter. If business continues to improve, I will hold this position.



                  2000
Security         Price Change   Business     Management    Financial      Price
MBIA            +40%              A                A          A             B+
MBIA is a mono-line insurer. Stock did well this year, and its business continues to improve. Management is writing new policies at high rates of return on capital. This stock should continue to do well.

Niagara
Mohawk          +20%              C                C          B             A
Niagara received a take-over offer from National Grid at $19 per share, which appears to be a done deal. Price seems low, but I believe management did what they thought was best for shareholders. I will sell this year.

PG&E Preferred
Stock           -29%              B                C          D             A+
Started buying preferred stocks of this california utility after energy crisis. I believe the assets sufficiently cover the debts and preferred stocks. Utility has done nothing wrong but existing laws need to be changed. High Intrinsic Value with current price offering potential 20% + returns.

Polaris         +10%              A                A          A             A
Polaris is a manufacturer of snow mobiles, watercrafts, ATV's, and motorcycles. Polaris has everything you could ask for in a company, and its stock is beginning to do well. I may buy more shares for I expect this stock to continue to do well.

Stillwell       +12%              A                A          A             A
Owns Janus, DST, Berger & Nelson, which are some great businesses. Mutual fund management is volatile but generates high free cash flows. This stock is undervalued, which is reinforced by the company's intention to buy back $1 billion worth of its stock, which is around 9% of its shares. Should only take 18 months to complete, without the use of debt.

AT&T            -66%              B                B          B             B+
I couldn't have been more disappointed in this stock. Management made some mistakes. Hopefully, company will deliver on its promise to distribute wireless and cable business to shareholders. There was large inside buying. This stock should rally from year-end price.

Sabre           -16%              B                B          A             C
Leader in electronic distribution of travel services for airlines and travel agents. Also owns 70% of Travelocity, which is the largest travel web site. Sabre continues to introduce new services, but profits were down for the year. Profit improvement in 2001 will be vital for this stock to remain in our portfolio.

UPS             -15%              A                A          A             C
Just started to buy, and I hope to be able to build a significant position within our Fund. Waiting for a better price to Intrinsic Value.

Worldcom        -74%              B+               A          B             A
I sold around half of our stock early in 1999 because of its high PE ratio. Earnings improved in 2000, while its stock price declined substantially. I purchased 53,000 shares in the 4th quarter. Growth, which is coming from data and internet business, needs to continue in order to increase the stock's price.





                  2000
Security         Price Change   Business     Management    Financial      Price
Willow Grove
Bancorp         +36%              B                B+         B             A
I believe Willow Grove is a well run bank; however, it had a significant loan loss in 2001. Only forty-five percent of its stock was sold to depositors. This stock is selling for around 64% of its adjusted book value if it were to sell its remaining shares. Long-term offers very high return potential.

        Hopefully, this letter gives you more insight into our portfolio. One indicator that may interest you is every time, since 1948, that the Fed lowered rates the market was up one year later, with an average rate of return of 26%. Our Fund had a strong start in 2001 rising in value 7.6% for the month of January. These indicators and our portfolio help me to feel optimistic.
Thank you for allowing me to work for you.

                                               Gratefully yours,


                                               Mark Mulholland, President









































MATTHEW 25 FUND INC.
PERFORMANCE SUMMARY

The graph below represents the changes in value for a $10,000 investment in the Matthew 25 Fund from its inception, October 16,1995, to years ending 1995 through 2000. These changes are then compared to a $10,000 investment in the Value Line Index, which is an index comprising of 1,617 stocks, for the same period. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

                Incep.   Yr.Ended  Yr.Ended Yr.Ended Yr.Ended Yr.Ended Yr. Ended
                10/16/95 12/31/95  12/31/96 12/31/97 12/31/98 12/31/99 12/31/00
Matthew25Fund  $10,000    $10,320   $12,247  $17,104  $21,539  $21,772  $22,560
ValueLineIndx  $10,000    $10,287   $12,322  $15,827  $16,748  $18,517  $20,304
   _____________________________________________________________________________

                                      Matthew 25 Fund, Inc.
     23,200  -
             -                                                            #
     22,000  -                                                  #
             -                                         #
     20,800  -                                                             *
             -
 V   19,600  -
             -
 a   18,400  -                                                   *
             -
 l   17,200  -                              #           *
             -
 u   16,000  -                               *
             -
 e   14,800  -
             -
     13,600  -
             -
     12,400  -                    #*
             -
     11,200  -
             -          #*
     10,000  - #*
            ___________________________________________________________________
           10/16/95  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00

               # Matthew 25 Fund       * Value Line Index
   _____________________________________________________________________________
              76 days 1 year 1 year 1 year 1 year 1 year Average 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 Annual
Matthew25Fund   3.20%     18.68%    39.65%    25.93%     1.08%     3.62%  16.86%
ValueLineIndx   2.87%     19.78%    28.45%     5.82%    10.56%     9.65%  14.53%








MATTHEW 25 FUND, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES
FOR THE YEAR ENDED DECEMBER 31, 2000

                                     Number of Shares  Historical Cost  Value
                                     ________________  _______________ ________
COMMON STOCKS  98.42%
 Banks & finance, 13.76%
  Advanta Corporation Class A            30,078          $  371,243   $  265,062
  Advanta Corporation Class B            78,622             762,359      565,096
  Commonwealth Bancorp, Inc.            100,000           1,367,282    1,543,750
  Willow Grove Bancorp, Inc.            113,500           1,153,199    1,347,813
                                                        ____________   _________
                                                          3,654,083    3,721,721
                                                        ____________   _________
Communications, 5.52%
 AT&T Corporation                        23,666             465,002      408,239
 MCI WorldCom, Inc.*                     75,000           1,318,366    1,050,000
 Intermedia Communications, Inc.*         5,000             100,729       35,937
                                                        _____________  _________
                                                          1,884,097    1,494,176
                                                        ____________   _________
Insurance, 10.96%
 MBIA, Inc.                              40,000           2,172,491    2,965,000
                                                        _____________  _________
                                                          2,172,491    2,965,000
                                                         ____________   ________
Investment Advisory 7.58%
 Stillwell Financial                     52,000           1,389,462    2,050,750
                                                        _____________  _________
                                                          1,389,462    2,050,750
                                                         ____________   ________
Manufacturing, 14.91%
 Advanced Micro Devices Inc.*            28,000             654,560      386,750
 Dell Computers*                          7,000             258,197      122,062
 Intel Corp.                             28,000             518,528      847,000
 Lindsay Manufacturing Co.               20,000             293,051      452,500
 Polaris Industries, Inc.                56,000           1,842,555    2,226,000
                                                        _____________  _________
                                                          3,566,891    4,034,312
                                                        ____________   _________
Mortgage securities, 22.03%
 Federal Home Loan Mortgage Corp.        86,500           3,146,660    5,957,688
                                                        _____________  _________
                                                          3,146,660    5,957,688
                                                        _____________  _________
Conglomerate, 6.73%
 Berkshire Hathaway, Class A*                21             993,322    1,491,000
 Berkshire Hathaway, Class B*               140             216,825      329,560
                                                        _____________  _________
                                                          1,210,147    1,820,560
                                                        ____________   _________
Retail, 4.56%
 Home Depot, Inc.                        27,000             606,684    1,233,562
                                                        _____________  _________
                                                            606,684    1,233,562
                                                        ____________   _________


                   See accompanying notes to financial statements.


                             MATTHEW 25 FUND, INC.
               SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2000



                                    Number of Shares  Historical Cost  Value
                                    ________________  ______________  ________

Software/Internet, 4.21%
 Sabre Corporation*                      26,384             924,281    1,137,810
                                                        _____________  _________
                                                            924,281    1,137,810
                                                        ____________   _________
Transportation, 0.86%
 Kansas City Southern Indust., Inc.       11,400             36,857      115,425
 United Parcel Service, Inc.               2,000            108,944      117,500
                                                       _____________  __________
                                                            145,801      232,925
                                                       ____________   _________
Utilities, 7.30%
 Niagara Mohawk Holdings Corp.*          118,400          1,330,327    1,975,800
                                                       _____________  __________
                                                          1,330,327    1,975,800

TOTAL COMMON STOCKS                                    _____________  __________
                                                         20,030,924   26,624,304
                                                       _____________  __________
PREFERRED STOCKS  0.15%
Utilities, 0.15%
 PG&E Corporation 4.8% 1st Preferred       3,300             36,846       39,394
                                                       _____________  __________
TOTAL PREFERRED STOCKS                                       36,846       39,394
                                                       _____________  __________

TOTAL INVESTMENTS, 98.57%                               $20,067,770  $26,663,698
                                                       _____________
                                                       _____________
Other Assets Less Liabilities 1.43%                                      386,185
                                                                      __________
Net Assets 100.00%                                                    27,049,883
                                                                      __________
                                                                      __________



* Non-income producing security









                   See accompanying notes to financial statements.


                               MATTHEW 25 FUND,INC.
                         STATEMENT OF ASSETS AND LIABILITIES
                                  DECEMBER 31, 2000



ASSETS:
 Investments in securities at value (cost $20,067,770)            $ 26,663,698
 Cash                                                                  311,130
 Receivables:
  Dividends and interest                                                34,792
  Fund shares sold                                                      40,500
                                                                    __________
      TOTAL ASSETS                                                  27,050,200
                                                                    __________
LIABILITIES
 Accounts payable                                                          175
 Due to advisor (Note 2)                                                    66
 Due to broker                                                              76
  TOTAL LIABILITIES                                                 __________
                                                                           317
                                                                    __________
NET ASSETS: (Equivalent to $10.90 per share based on
 2,481,156 shares of capital stock 100,000,000 shares
 authorized, $0.01 par value)                                     $ 27,049,883
                                                                    ==========

COMPOSITION OF NET ASSETS

 Shares of common stock                                           $     24,812
 Additional-paid-in capital                                         20,429,143
 Net unrealized appreciation of investments                          6,595,928
                                                                    __________

NET ASSETS                                                        $ 27,049,883
                                                                    ==========




















                See accompanying notes to financial statements.


                                 MATTHEW  25  FUND, INC.
                              STATEMENT   OF   OPERATIONS
                          For The Year Ended December 31,2000

INVESTMENT INCOME:
 Dividends                                                           $289,223
 Interest                                                              10,024
                                                                     ________
     TOTAL INVESTMENT INCOME                                          299,247
                                                                     ________

EXPENSES:
 Advertising and marketing                                              2,071
 Audit                                                                  4,000
 Bank fees                                                                292
 Directors fees and expenses                                           10,245
 Insurance                                                             12,455
 Investment advisory fee (Note 2)                                     260,397
 IRA trustee expense                                                    5,190
 Legal                                                                  2,200
 Miscellaneous expense                                                     96
 Office supplies                                                        6,567
 Postage and printing                                                   2,994
 Registration and filing fees                                           4,019
 Shareholder reporting                                                  1,655
 Software                                                               8,298
 State and local taxes                                                  2,250
 Telephone                                                              1,132
                                                                   ___________
     TOTAL EXPENSES                                                   323,861
 Less, expense reduction from investment advisor (Note 2)              (6,010)
                                                                   ___________
     NET EXPENSES                                                     317,851
                                                                   ___________
     NET INVESTMENT LOSS                                              (18,604)
                                                                   ___________

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                       85,206
Net change in unrealized appreciation of investments                  923,267
                                                                   ___________
Net realized and unrealized gain on investments                     1,008,473
                                                                   ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:                $989,869
                                                                   ===========












                   See accompanying notes to financial statements.


                               MATTHEW 25 FUND, INC.
                        STATEMENT OF CHANGES IN NET ASSETS
                      For The Years Ended December 31,2000 and 1999

                                                2000                 1999
                                         _________________    _________________

INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment loss                      $   (18,604)          $    (57,320)
 Net realized gain on investments              85,206                198,979
 Net change in unrealized appreciation
  on investments                              923,267                104,032
                                         _________________    _________________
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                               989,869                245,691


DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain on investments             (66,602)              (141,659)

CAPITAL SHARE TRANSACTIONS (Note 4)           724,971              3,969,893
                                         _________________    _________________
NET INCREASE IN NET ASSETS                  1,648,238              4,073,925

NET ASSETS
  BEGINNING OF YEAR:                       25,401,645             21,327,720
                                         _________________    _________________

  END OF YEAR:                          $  27,049,883       $     25,401,645
                                         =================    =================


























                   See accompanying notes to financial statements.



                           MATTHEW 25 FUND, INC.
             FINANCIAL HIGHLIGHTS AND RELATED RATIOS/SUPPLEMENTAL DATA
               For a Share Outstanding Throughout The Year:

                              For The Year Ended December 31
                   _________________________________________________________
                             2000        1999        1998     1997      1996
                             ____        ____        ____     ____      ____
Net asset value,
 Beginning of year         $10.55      $10.49      $ 8.50   $ 6.11    $ 5.16
Income from investment
 operations Net investment
 income(loss)               (0.01)      (0.03)      (0.02)    0.01      0.01

 Net gains on
  securities both
  realized and
  unrealized                 0.39        0.15        2.22     2.41      0.95
                             ____        ____        ____     ____      ____
Total from investment
  operations                10.93       10.61       10.70     8.53      6.12

Less, distributions
 Net investment
  income                     0.00        0.00       (0.02)   (0.01)    (0.01)

 Net realized gains
  on investments            (0.03)      (0.06)      (0.19)   (0.02)     0.00
                             ____        ____        ____     ____      ____
Net Asset value,
 end of year            $   10.90       10.55       10.49     8.50      6.11
                            =====       =====       =====    =====     =====
Total return                 3.62%       1.08%      25.93%   39.65%    18.68%

Net assets,
 end of period          $  27,050      25,402      21,327   10,579     1,420
 (000's omitted)

Ratio of expenses, after
 expense reimbursement,
 to average net assets       1.22%       1.22%       1.26%    1.26%     1.34%

Ratio of investment
 income, net to
 average assets             (0.07)%     (0.24)%     (0.25)%   0.31%     0.44%

Portfolio turnover rate     30.80%      17.88%      30.64%    9.89%     2.52%










                   See accompanying notes to financial statements.


                               MATTHEW 25 FUND, INC.
                           NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       NATURE OF OPERATIONS
       Matthew 25 Fund, Inc.("the Fund") was incorporated on August 28, 1995 and commenced operations on October 16, 1995. The Fund had no operations prior to the commencement of operations other than matters relating to its organization and registration as an open-end, non-diversified management investment company under the Investment Company Act of 1940 and its shares under the Security Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

       SECURITY VALUATIONS
       The Fund values investment securities, where market quotations are available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price.

       FEDERAL INCOME TAXES
       The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

       DISTRIBUTION TO SHAREHOLDERS
       The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end, recorded on the ex-dividend date.

       OTHER
       The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determin-ing gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

       ESTIMATES
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.











                             MATTHEW 25 FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS
 The Fund has an investment advisory agreement with The Matthew 25 Management Corp., whereby Matthew 25 Management Corp. receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. Matthew 25 Management Corp. has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000. The management fee for 2000, as computed pursuant to the investment advisory agreement, totaled $260,397. The Matthew 25 Management Corp. has agreed to accept as its 2000 advisory fee the amount it was paid in 2000 totaling $254,387 and to irrevocably waive any and all rights to the difference between actual management fees paid and fees per the agreement.
 The management fee waived for 2000 was $6,010.

 Mr. Mark Mulholland is the sole owner, director and officer of Matthew 25 Management Corporation and is also the president of the Fund. In addition, Mr. Mulholland is a broker at Boenning and Scattergood, Inc. During the year ended December 31, 2000, the Fund paid brokerage commission of $14,801 to Boenning & Scattergood, Inc. of which Mr. Mulholland received compensation totaling $5,817. Boenning & Scattergood, Inc. is not otherwise associated with Matthew 25 Fund, Inc. or Matthew 25 Management Corp. and is not responsible for any of the investment advice rendered to the Fund by Matthew 25 Management Corporation or Mr. Mulholland.

NOTE 3 INVESTMENTS
 For the year ended December 31, 2000, purchases and sales of investment securities other than short-term investments aggregated $9,132,754 and $8,002,649, respectively. At December 31, 2000, the gross unrealized appreciation for all securities totaled $7,693,238 and the gross unrealized depreciation for all securities totaled $1,097,310 or a net unrealized appreciation of $6,595,928. The aggregate cost of securities for federal income tax purposes at December 31, 2000 was $20,067,770.

NOTE 4 CAPITAL SHARE TRANSACTIONS
 As of December 31, 2000,there were 100,000,000 shares of $.01 per value capital stock authorized. The total par value and paid-in capital totaled $20,453,955. Transactions in capital stock were as follows for the years ended December 31,
 2000 and 1999:                      2000                           1999
                             _______________________     _____________________
                               Shares       Amount         Shares     Amount
                             __________   __________     __________ ___________
Shares sold                    252,736    $2,641,426       535,502  $5,687,487
Shares issued in reinvestment
 of dividends                    6,094        66,602        13,595     141,659
Shares redeemed               (186,063)   (1,983,057)     (173,281) (1,859,253)
                             __________   __________     __________ ___________
Net Increase                    72,767    $  724,971       375,816  $3,969,893
                             ==========   ==========     ========== ===========

NOTE 5 DISTRIBUTIONS TO SHAREHOLDERS
 On December 28, 2000, a distribution of $.027 per share aggregating $66,602 was paid to shareholders of record on the date from net ordinary income.




                          INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors
Matthew 25 Fund, Inc.
Jenkintown, Pennsylvania

We have audited the accompanying statement of assets and liabilities of Matthew 25 Fund, Inc., including the schedule of investments, as of December, 31 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended, were audited by other auditors whose report, dated January 25, 2000 expressed an unqualified opinion on this information.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, verified by examination and by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matthew 25 Fund, Inc., as of December 31, 2000, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


February 5, 2001                              Sanville & Company
Abington, Pennsylvania                        Certified Public Accountants



















                               FORM N-1A
                         PART C - OTHER INFORMATION

Item 23. Financial Statements and Exhibits
(a) (1) Articles of Incorporation - Exhibit 3i of Pre-Effective Amendment No.1 of our Registration under the Securities Act of 1933.
    (2) Articles of Amendment - Exhibit 3 of Post-Effective Amendment No.6
        of our Registration under the Securities Act of 1933.
(b) By-laws - Exhibit 3ii of Pre-Effective Amendment No.1 of our Registration under the Securities Act of 1933.
(c)     Instruments Defining Rights of Security Holders - None
(d)     Investment Advisory Contracts - Exhibit 10i of Post-Effective
        Amendment No.2 of our Registration under the Securities Act of 1933.
(e)     Underwriting Contracts - None
(f)     Bonus or Profit Sharing Contracts - None
(g)     Custodian Contracts - None
(h)     Other Material Contracts - None
(i) Legal Opiniion - Exhibit 99.1 of Post-Effective Amendment No.7 of our Registration under the Securities Act of 1933
(j)     Other Opinions - None
(k)     Omitted Financial Statements - None
(l)     Initial Capital Agreements - None
(m)     Rule 12b-1 Plan - None
(n)     Financial Data Schedule
        Item Number             Item Description
        6-03-                   Investments - costs                  $20,378,980
        6-04-4                  Investments                          $26,974,908
        6-04-6                  Receivables                          $    75,292
        6-04-8                  Other assets                         $         0
        **                      Balancing amt. to total assets
        6-04-9                  Total assets                         $27,050,200
        6-04-                   Accounts payable                     $         0
        6-04-13                 Senior L/T debt
        **                      Balancing amt. to tot. liab.
        6-04-14                 Total liabilities                   $         0
        6-04-16                 Senior equity securities            $         0
        6-04-16                 Paid-in-capital common              $20,453,955
        6-04-16                 No. of shares - current               2,481,156
        6-04-16                 No. of shares - prior                 2,408,390
        6-04-17(a)              Accumulated undistributed net       $         0
        **                      investment income(current)
        **                      over distribution of net
        **                      investment income                         0.00%
        6-04-17(b)              Accumulated undistributed net       $         0
        **                      realized gains (losses)
        **                      over distribution of net
        **                      realized gains                            0.00%
        6-04-17(c)              Accumulated net unrealized          $ 6,595,928
        **                      appreciation (depreciation)
        6-04-19                 Net assets                          $27,049,883
        6-07-1(a)               Dividend income                     $   289,223
        6-07-1(b)               Interest income                     $    10,024
        6-07-1(c)               Other income
        6-07-02                 Expenses - net                      $   317,851
        6-07-06                 Net investment income(loss)         $   (18,604)
        6-07-7(a)               Realized gains(losses) on           $    85,206
        **                      investments
        6-07-7(b)               Net increase(decrease) in           $   923,267
        **                      apprectiation(depreciation)
                                         1
        6-07-09                 Net increase(decrease) in           $   989,869
        **                      net assets resulting from
        **                      operations
        6-09-2                  Net equalization charges
        **                      and credits
        6-09-3(a)               Distributions from net              $    66,602
        **                      investment income
        6-09-3(b)               Distributions from                  $         0
        **                      realized gains
        6-09-3(c)               Distributions from
        **                      other sources
        6-09-4(b)               Number of shares sold                   252,736
        6-09-4(b)               Number of shares redeemed               186,063
        6-09-4(b)               Number of shares issued -                 6,094
        **                      reinvestment
        6-09-5                  Total increase(decrease)                 72,767
        6-09-7                  Accumulated undistributed
        **                      net investment income(prior)
        6-09-7(b)               Accumulated undistributed
        **                      net realized gains(prior)
        **                      Overdistribution of net
        **                      investment income(prior)
        **                      Overdistribution of net
        **                      realized gains(prior)
                                Form N-1A
        3(a)                    NAV/share - beginning               $     10.55
        3(a)                    Net investment income/share                (.01)
        3(a)                    Net realized & unrealized                  0.39
        **                      gain(loss)/share
        3(a)                    Dividends/share - investment income           0
        3(a)                    Distributions/share - realized gains       (.03)
        3(a)                    Per share returns of capital
        **                      and other distributions
        3(a)                    NAV/share - ending                        10.90
        3(a)                    Ratio of expenses to                       1.22%
        **                      average net assets
        3(b)                    Average debt outstanding                      0
        3(b)                    Average debt outstanding/share                0%
(o)     Rule 18f-3 Plan - None

All exhibits believed to be applicable to the Fund are incorporated by reference to pre-effective Amendment No. 1 or one of the post-effective amendments of the Registration Statement Under The Securities Act of 1933 and the Registration Statement Under The Investment Company Act of 1940.

Item 24.  Control Persons.
        None.
Item 25.  Indemnification.
        The registrant provides $1,000,000 of Errors and Ommissions Liability coverage for the officers and directors of the registrant. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by
                                       2
        such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser.
        Mark Mulholland is the sole officer of the investment adviser. He is also a Senior Vice President and a Registered Representative (Stockbroker) for Boenning& Scattergood, Inc. The addresses are as follows:

                        Matthew 25 Management Corporation
                        605 Cloverly Avenue
                        Jenkintown, PA 19046

                        Boenning&Scattergood, Inc.
                        4 Tower Bridge
                        200 Barr Harbor Drive  #300
                        West Conshohocken, PA 19428

Item 27.  Principal Underwriters.
        None.
Item 28.  Location of Accounts and Records.
        Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of the registrant at 605 Cloverly Avenue in Jenkintown, PA 19046.
Item 29.  Management Services.
        None.
Item 30.  Undertakings.
        None.


                             SANVILLE & COMPANY
                         Certified Public Accountants
                             1514 Old York Road
                             Abington, PA 19001
                                 (215)884-8460
                             FAX (215)884-8686


               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the use of our report, dated February 5, 2001, on the annual financial statements and financial highlights of Matthew 25 Fund, Inc., which is included in Part A and B in Post Effective Amendment No. 9 to the Registration Statement under the Securities Act of 1933 and Post Effective Amendment No. 10 under the Investment Company Act of 1940 and included in the Prospectus and Statement of Additional Information, as specified, and to the reference made to us under the caption "Independent Auditors" in the Statement of Additional Information.



Abington, Pennsylvania                           /s/ Sanville & Company
April 23, 2001                                   Certified Public Accountants

                                      3


SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Invest-ment Company Act of 1940, the MATTHEW 25 FUND, Inc. certifies that it meets all of the requirements for effectiveness of this Registration State-ment and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Borough of Jenkintown of the State of Pennsylvania, as of April 25, 2001.


                                                  MATTHEW 25 FUND, INC.


                                                  Mark Mulholland,
                                                  President



Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                           Title                            Date


Mark Mulholland            President, CEO and Director                4-25-01

Steven D. Buck             Director                                   4-25-01

Philip J. Cinelli          Director                                   4-25-01

Samuel B. Clement          Director                                   4-25-01

Linda Guendelsberger       Secretary and Director                     4-25-01

Scott A. Satell            Director                                   4-25-01




MATTHEW 25 FUND, INC.